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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To The Board Of Directors
Cheniere Energy, Inc.

        We hereby consent to the use of our financial statements of August 31, 1996 included in this Registration Statement on Form S-1 and to the reference to our firm under the caption "Experts" in the prospectus.


                        MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                        Certified Public Accountants


May 27, 1997
New York, New York